Derivative Liability	12 Months Ended
Dec. 31, 2024
Derivative Liability [Abstract]
DERIVATIVE LIABILITY

NOTE 7 — DERIVATIVE LIABILITY

As of December 31, 2023, the Company recorded a derivative liability associated with certain embedded features of the Company’s Class 1 Preferred Units which entitle holders to a payout of 3.5x times their investment in the event of a company sale transaction or redemption at the option of the Company (the “3.5x Redemption Feature”). Since the potential payoff upon occurrence of company sale transaction and redemption at the option of the Company are the same, the Company analyzed the features as a single embedded feature for bifurcation. Based on the Company’s analysis of the host contract pursuant to ASC 815 — Derivatives and Hedging, the Company has concluded the Class 1 Preferred Units represent a debt host. The embedded 3.5x Redemption Feature involves a substantial premium and is contingent upon occurrence of company sale transaction, thus is not clearly and closely related to the debt host contract.

Further, the feature meets the definition of a derivative and other criteria under ASC 815 and requires bifurcation and separate recognition from the host contract as a derivative.

Accordingly, the Company recorded a derivative liability representing the estimated fair value of the 3.5x Redemption Feature. Fair value is determined using a discounted cash flow model to isolate the excess fair value attributable to the 3.5x redemption above the 35% rate of return stated in the Class 1 Preferred Unit agreement. Further, the Company developed probability-weighted redemption scenarios which could occur during the time period in which a 3.5x payoff would be applicable, to determine the ultimate fair value. The derivative liability was adjusted to reflect fair value using these Level 3 inputs at each period end (i.e., measured on a recurring basis) with changes in fair value recorded in the consolidated statements of operations and comprehensive loss.

The derivative liability was $0.2 million as of December 31, 2023 but was derecognized in conjunction with the closing of the Business Combination as the related Class 1 Preferred Units were exchanged for AleAnna common stock.

The following is a summary of the assumptions used in calculating the estimated fair value of such derivative liability as of December 31, 2023:

December 31, 2023
Range of assumed years of company sale transaction	2024 to 2026
Range of probability weights of a company sale transaction occurring in a given year	15% – 35%
Overall probability of company sale transaction occurring at any point in the future	26%
Discount rate applied to company sale transaction scenarios	35%
Discount rate for business valuation utilized in company sale transaction scenarios	10%